================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------


                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported): November 27, 1996



                           Penn National Gaming, Inc.
             (Exact name of registrant as specified in its charter)



        Pennsylvania                  0-24206             23-2234473
(State or other jurisdiction        (Commission          (IRS Employer
     of incorporation)              File Number)       Identification No.)



         825 Berkshire Blvd., Suite 203, Wyomissing, PA     19610
            (Address of principal executive offices)      (Zip code)



Registrant's telephone number, including area code: 610-373-2400

================================================================================

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. The following financial statements of The Plains Company are filed as a part of this Current Report on Form 8-K:

                                                                       Page No.
                                                                       --------
    Report of Independent Accountants                                      *

    Consolidated Balance Sheets at December 31, 1994                       *
    and 1995 and at September 30, 1996 (unaudited)

    Consolidated Statements of Income and Retained                         *
    Earnings for the years ended December 31, 1993, 1994 and 1995 and for the nine months ended
    September 30, 1996 (unaudited)

    Consolidated Statement of Cash Flows for the years                     *
    ended December 31, 1993, 1994 and 1995 and for the nine months ended September 30, 1996 (unaudited)

    Notes to Consolidated Financial Statements                             *

(b) PRO FORMA FINANCIAL INFORMATION. The following unaudited pro forma combined financial information is filed as part of this
Current Report on Form 8-K:
                                                                       Page No.
                                                                       --------

    Unaudited Pro Forma Consolidated Financial                             4
    Information

    Unaudited Pro Forma Consolidated Balance Sheet                         5

    Unaudited Pro Forma Consolidated Statement                             6
    of Income

    Notes to Unaudited Pro Forma Consolidated                              7
    Financial Statements

* Incorporated by reference to the corresponding items included in Amendment No. 1 to the Company's Registration Statement on Form S-3
(File No. 333-18861) filed with the Securities and Exchange Commission on January 21, 1997.

(c) EXHIBITS.

Exhibit No.                         Description

     2.1 Amended and Restated Option Agreement dated as of February 17, 1995 among Charles Town Races, Inc., Charles Town Racing Limited Partnership and PNGI Charles Town Gaming Limited Liability Company. *

     2.2 Transfer, Assignment and Assumption Agreement and Bill of Sale dated January 15, 1997 among Charles Town Races, Inc., Charles Town Racing Limited Partnership and PNGI Charles Town Gaming Limited Liability Company. *

     2.3 Closing Agreement dated January 15, 1997 among Charles Town Races, Inc., Charles Town Racing Limited Partnership and PNGI Charles Town Gaming Limited Liability Company. *

     2.4 Amended and Restated Operating Agreement dated as of December 31, 1996 among Penn National Gaming of West Virginia, Inc., Bryant Development Company and PNGI Charles Town Gaming Limited Liability Company. *

     2.5                        Letter dated January 14, 1997 from Peter M.
                                Carlino to James A. Reeder. *

     2.6 First Amendment and Consent dated as of January 7, 1997 among the Company, Bankers Trust Company as Agent, CoreStates Bank, N.A. as Co-Agent and certain banks party to the Credit Agreement dated as of November 27, 1996. *

    23.1                        Consent of Robert Rossi & Co.**

----------
*  Previously filed.
** Filed herewith.

             Unaudited Pro Forma Consolidated Financial Information

     The unaudited pro forma consolidated financial statements present pro forma information for Penn National Gaming, Inc. (the "Company") giving effect to the acquisition (the "Acquisition") of all of the capital stock of The Plains Company and all of the limited partnership interests in The Plains Company's affiliated entities (together, "The Plains Company") for an aggregate purchase price of $47.0 million plus approximately $525,000 in acquisition-related fees and expenses. These pro forma consolidated financial statements are based upon the historical financial statements of the Company and The Plains Company as of September 30, 1996 and for the year ended December 31, 1995 and for the nine months ended September 30, 1996.

     The accompanying pro forma consolidated balance sheet as of September 30, 1996 has been presented as if the Acquisition had occurred on September 30, 1996. The accompanying pro forma consolidated statements of income for the year ended December 31, 1995 and for the nine months ended September 30, 1996 have been presented as if the Acquisition had occurred on January 1, 1995.

     The pro forma adjustments are based upon currently available information and upon certain assumptions described in the accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements. These assumptions include assumptions relating to the allocation of the purchase price paid in the Acquisition to the assets and liabilities of The Plains Company based upon preliminary estimates of fair values; the actual allocation of such purchase price may differ from that reflected in the pro forma consolidated financial statements. The Company's management believes the assumptions underlying the pro forma consolidated financial statements to be reasonable under the circumstances.

     The pro forma consolidated financial statements are unaudited and are not necessarily indicative of the results that would have been obtained if the Acquisition had occurred on the dates indicated, or the results of operations that may be obtained in the future. These statements are qualified in their entirety by, and should be read in conjunction with, the historical financial statements of the Company and The Plains Company.

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1996

                                                               PRO FORMA
                                                              ADJUSTMENTS
                               COMPANY      POCONO DOWNS          AND         COMPANY
                              HISTORICAL     HISTORICAL      ELIMINATIONS    PRO FORMA
                             -------------  -------------    -------------   ----------
                                                    (IN THOUSANDS)
  ASSETS
  Cash and cash
    equivalents............    $ 5,602        $ 4,521         $(46,407)(1)    $   6,758
                                                                44,822 (2)
                                                                (1,780)(3)
  Marketable securities....         --          6,001           (6,001)(2)         --
  Other current assets.....      3,362          1,557               --            4,919
                               -------        -------         --------        ---------
    Total current assets...      8,964         12,079           (9,366)          11,677
  Property and equipment,
    net....................     19,629         12,712           22,541 (1)       54,882
  Intangibles, including
    goodwill...............      1,848             --           11,563 (1)       13,411
  Other assets, including
    deferred charges.......      3,292            235           (1,118)(1)        4,189
                                                                 1,780 (3)
                               -------        -------         --------        ---------
    Total assets...........    $33,733        $25,026         $ 25,400        $  84,159
                               =======        =======         ========        =========

  LIABILITIES AND SHAREHOLDERS' EQUITY
  Current maturities of
    long-term debt.........    $   222        $ 1,020         $ (1,020)(2)     $    222
  Other current
    liabilities............      5,748          3,426               --            9,174
                               -------        -------         --------         --------
    Total current
      liabilities..........      5,970          4,446           (1,020)           9,396
                               -------        -------         --------         --------
  Long-term debt...........         80          7,159           39,841 (2)       47,080

  Other long-term
    liabilities............        989             --               --              989
                               -------        -------         --------         --------
    Total long-term
      liabilities..........      1,069          7,159           39,841           48,069
                               -------        -------         --------         --------
  Minority interest........         --          1,880           (1,880)(1)          --
    Total shareholders'
      equity (deficit).....     26,694         11,541          (11,541)(1)       26,694
                               -------        -------         --------         --------
    Total liabilities and
       shareholders'
      equity...............    $33,733        $25,026         $ 25,400         $ 84,159
                               =======        =======         ========         ========

The accompanying notes are an integral part of these pro forma consolidated financial statements.

              UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME

                                           YEAR ENDED DECEMBER 31, 1995
                            ------------------------------------------------------------
                                                              PRO FORMA
                                                             ADJUSTMENTS
                              COMPANY      POCONO DOWNS          AND           COMPANY
                             HISTORICAL     HISTORICAL      ELIMINATIONS      PRO FORMA
                            -------------  -------------    -------------    -----------
                                         (IN THOUSANDS, EXCEPT PER SHARE DATA)
Total revenues............    $57,676        $33,854         $    --         $  91,530
Total operating expenses..     49,421         27,261          (1,053)(6)        76,490
                                                                 861 (7)
                              -------        -------         -------         ---------
Income (loss) from
  operations..............      8,255          6,593             192            15,040
Total other income
  (expenses)..............        208           (461)         (3,995)(4)        (3,687)
                                                                 561 (5)

Minority interest.........         --         (1,571)          1,571 (9)            --
                              -------        -------         -------         ---------
Income (loss) before
  income taxes............      8,463          4,561          (1,671)           11,353
Taxes on income...........      3,467          1,602          (1,362)(8)         4,367
                                                                 660 (9)
                              -------        --------        -------        ----------
Net income (loss).........    $ 4,996        $ 2,959         $  (969)       $    6,986
                              =======        =======         =======        ==========
Net income per share......    $   .38                                       $      .53
                              =======                                       ==========
Weighted average common
  shares outstanding......     13,104                                           13,104
                              =======                                       ==========

                                         NINE MONTHS ENDED SEPTEMBER 30, 1996
                            ------------------------------------------------------------
                                                             PRO FORMA
                                                            ADJUSTMENTS
                               COMPANY     POCONO DOWNS         AND           COMPANY
                             HISTORICAL     HISTORICAL      ELIMINATIONS     PRO FORMA
                            -------------  -------------    -------------   -----------
                                        (IN THOUSANDS, EXCEPT PER SHARE DATA)

Total revenues............    $46,474        $25,746         $    --        $  72,220
Total operating expenses..     39,237         21,306            (804)(6)       60,340
                                                                 601 (7)
                              -------        -------         ---------      ---------
Income (loss) from
  operations..............      7,237          4,440             203           11,880
Total other income
  (expenses)..............        185           (316)         (2,996)(4)       (2,821)
                                                                 306 (5)

Minority interest.........         --           (874)            874 (9)           --
                              -------        -------         ---------      ---------
Income (loss) before
  income taxes............      7,422          3,250          (1,613)           9,059
Taxes on income...........      3,016          1,323          (1,045)(8)        3,661
                                                                 367 (9)
                              -------        -------         -------        ---------
Net income (loss).........    $ 4,406        $ 1,927         $  (935)       $   5,398
                              =======        =======         =======        =========
Net income per share......    $   .32                                       $     .39
                              =======                                       =========
Weighted average common
  shares outstanding......     13,754                                          13,754
                              =======                                       =========

The accompanying notes are an integral part of these pro forma consolidated financial statements.

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

POCONO DOWNS ACQUISITION:

     The pro forma adjustments are as follows:

     (1) The Company purchased Pocono Downs for $47,000,000 and recorded a charge of $525,000 for estimated acquisition-related costs.

         The purchase price of the Pocono Downs Acquisition is reflected as follows:

                                                           (IN THOUSANDS)
                                                           -------------
Cost of Pocono Downs Acquisition..........................   $ 47,525
Less: Historical minority interest........................     (1,880)
     Pocono Downs historical equity.......................    (11,541)
                                                             --------
Excess acquisition cost...................................   $ 34,104
                                                             ========
Allocations:
Increase to property and equipment........................   $ 22,541
Intangibles, including goodwill...........................     11,563
                                                             --------
                                                             $ 34,104
                                                             ========

     The following pro forma adjustment records the Pocono Downs Acquisition:

                                                                               SEPTEMBER 30, 1996
                                                                              --------------------
                                                                               DEBIT       CREDIT
                                                                              -------     --------
                                                                                (IN THOUSANDS)
          Cash............................................................                $46,407
          Property and equipment, net.....................................    $22,541
          Intangibles, including goodwill.................................     11,563
          Minority interest...............................................      1,880
          Stockholders' equity............................................     11,541
          Other assets, including deferred charges........................                  1,118

     (2) In connection with the Pocono Downs Acquisition, the Company borrowed $47,000,000. Approximately $8,179,000 of existing Pocono Downs cash and marketable securities was used to retire its long-term indebtedness. The following pro forma adjustment reflects the repayment of certain Pocono Downs indebtedness, as well as the transaction-related borrowings:

                                                                            SEPTEMBER 30, 1996
                                                                            ------------------
                                                                             DEBIT    CREDIT
                                                                            -------  --------
                                                                              (IN THOUSANDS)
          Current maturities of long-term debt............................  $ 1,020
          Long-term debt..................................................           $39,841
          Cash............................................................   44,822
          Marketable securities...........................................             6,001

     (3) Fees incurred or to be incurred in connection with the above-mentioned bank borrowing are estimated to be $1,780,000. The following pro forma adjustment represents the payment of these fees:


                                                                            SEPTEMBER 30, 1996
                                                                            ------------------
                                                                              DEBIT    CREDIT
                                                                              -----    ------
                                                                               (IN THOUSANDS)
          Other assets, including deferred charges........................   $1,780
          Cash............................................................             $1,780

     (4) The purchase price was financed with the above-mentioned bank borrowing. The following pro forma adjustment records the interest expense in connection with this borrowing at an assumed interest rate of 8.5% per annum:

                                                                   YEAR ENDED        NINE MONTHS ENDED
                                                                DECEMBER 31, 1995   SEPTEMBER 30, 1996
                                                               ------------------   ------------------
                                                                            (IN THOUSANDS)
        Interest expense -- senior debt......................        $3,995               $2,996

     (5) The following pro forma adjustment reflects the elimination of Pocono Downs, net interest expense relating to the repayment of its indebtedness:

                                                                   YEAR ENDED        NINE MONTHS ENDED
                                                                DECEMBER 31, 1995   SEPTEMBER 30, 1996
                                                               -------------------  -------------------
                                                                            (IN THOUSANDS)
        Eliminate historical net interest expense............        $(561)               $(306)

     (6) The following pro forma adjustment reflects the elimination of certain historical Pocono Downs corporate and administrative expenses, principally certain duplicative senior management compensation:



                                                                   YEAR ENDED        NINE MONTHS ENDED
                                                                DECEMBER 31, 1995   SEPTEMBER 30, 1996
                                                               -------------------  -------------------
                                                                            (IN THOUSANDS)
        Operating expenses other than depreciation and
          amortization.......................................       $(1,053)              $(804)

     (7) The following pro forma adjustment reflects the incurrence of additional depreciation and amortization:


                                                                   YEAR ENDED        NINE MONTHS ENDED
                                                                DECEMBER 31, 1995   SEPTEMBER 30, 1996
                                                               -------------------  -------------------
                                                                            (IN THOUSANDS)
        Operating expenses -- depreciation and
          amortization.......................................         $861                 $601

     (8) Pro forma adjustment to record income tax effect of pro forma income statement adjustments at estimated effective tax rate of 42%:

                                                                   YEAR ENDED        NINE MONTHS ENDED
                                                                DECEMBER 31, 1995   SEPTEMBER 30, 1996
                                                               -------------------  -------------------
                                                                            (IN THOUSANDS)
        Income tax effect....................................        $(1,362)            $(1,045)

     (9) Pro forma adjustment to eliminate allocation of income to Pocono Downs' minority interest and the related tax effect:

                                                                   YEAR ENDED        NINE MONTHS ENDED
                                                                DECEMBER 31, 1995   SEPTEMBER 30, 1996
                                                               -------------------  -------------------
                                                                            (IN THOUSANDS)
        Minority interest....................................        $1,571                $874
        Income tax provision.................................           660                 367

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Penn National Gaming, Inc.


Date:  February 6, 1997             By: /s/ Robert S. Ippolito
                                        ------------------------
                                        Robert S. Ippolito
                                        Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                         Description

     2.1 Amended and Restated Option Agreement dated as of February 17, 1995 among Charles Town Races, Inc., Charles Town Racing Limited Partnership and PNGI Charles Town Gaming Limited Liability Company. *

     2.2 Transfer, Assignment and Assumption Agreement and Bill of Sale dated January 15, 1997 among Charles Town Races, Inc., Charles Town Racing Limited Partnership and PNGI Charles Town Gaming Limited Liability Company. *

     2.3 Closing Agreement dated January 15, 1997 among Charles Town Races, Inc., Charles Town Racing Limited Partnership and PNGI Charles Town Gaming Limited Liability Company. *

     2.4 Amended and Restated Operating Agreement dated as of December 31, 1996 among Penn National Gaming of West Virginia, Inc., Bryant Development Company and PNGI Charles Town Gaming Limited Liability Company. *

     2.5                        Letter dated January 14, 1997 from Peter M.
                                Carlino to James A. Reeder. *

     2.6 First Amendment and Consent dated as of January 7, 1997 among the Company, Bankers Trust Company as Agent, CoreStates Bank, N.A. as Co-Agent and certain banks party to the Credit Agreement dated as of November 27, 1996. *

    23.1                        Consent of Robert Rossi & Co.**

----------
*  Previously filed.
** Filed herewith.